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                                                                    EXHIBIT 4.01


                                TRANSMETA (LOGO)
                                  COMMON STOCK

TRA

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

CUSIP 89376R 10 9
SEE REVERSE FOR CERTAIN DEFINITIONS


THIS IS TO CERTIFY THAT ________________________________________is the owner of______________________________________fully paid and non-assessable shares,
$.00001 par value, of the COMMON STOCK of TRANSMETA CORPORATION (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person, or by a duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CHIEF FINANCIAL OFFICER AND SECRETARY

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR
BY



AUTHORIZED SIGNATURE
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TRANSMETA CORPORATION

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common
TEN ENT- as tenants by the entireties
JT TEN- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT-___________    Custodian_______________________
                     (Cust)                         (Minor)

                                   under Uniform Gifts to Minors
                                   Act___________________________
                                                 (State)

UNIF TRF MIN ACT-___________    Custodian (until age ____________)
                    (Cust)
                 _________________________ under Uniform Transfers
                       (Minor)

                 to Minors Act ___________________________________
                                         (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE ________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


______________ Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________

________________________________________________________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature Guaranteed: _________________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.